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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        May 18, 2005
                                                 ------------------------------


                           Commercial Bancshares, Inc.
                        -------------------------------
               (Exact Name of Registrant as Specified in Charter)


       Ohio                                0-27894               34-1787239
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(State or Other Jurisdiction            (Commission             (IRS Employer
     Of Incorporation)                  File Number)         Identification No.)

     118 South Sandusky Avenue, Upper Sandusky, Ohio              43351
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        (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code          (419) 294-5781
                                                   ----------------------------


          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 - Departure of  Directors or Principal Officers

         On Friday, May 13, 2005, John C. Haller, Chief Financial Officer of Commercial Bancshares, Inc. and Commercial Savings Bank, was terminated from these positions effective immediately and he left the employ of the Bank and holding company. A permanent replacement has not yet been named.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     Commercial Bancshares, Inc.
                                                     ---------------------------
                                                            (Registrant)

Date       May 18, 2005                              /s/ Bruce J. Beck
     ----------------------                          --------------------------
                                                     Bruce J. Beck
                                                     Senior Vice-President/
                                                     Corporate Secretary